29. Revenue (Tables)	12 Months Ended
Dec. 31, 2020
Net revenue
Schedule of detail of revenues
	2020	2019	2018

Passenger transportation (*)	5,958,848	13,461,470	11,148,292
Cargo transportation	316,318	411,054	400,959
Mileage program	341,197	446,871	446,448
Other revenue	47,053	113,253	95,681
Gross revenue	6,663,416	14,432,648	12,091,380

Related tax	(291,599)	(567,944)	(680,026)
Net revenue	6,371,817	13,864,704	11,411,354

(*) Of the total amount, the total of R$252,730 for the fiscal year ended on December 31, 2020, is made up of the revenue from non-attendance of passengers, rescheduling, ticket cancellation (R$583,242 and R$479,136 for the years ended December 31, 2019 and 2018, respectively).

Schedule of detail of revenues by geographical location

Revenue by geographical location is as follows:

	2020	%	2019	%	2018	%

Domestic	5,642,471	88.6	11,965,181	86.3	9,729,498	85.3
International	729,346	11.4	1,899,523	13.7	1,681,856	14.7
Net revenue	6,371,817	100.0	13,864,704	100.0	11,411,354	100.0